Exhibit 10.12

STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into as of             , 2013 (the “Grant Date”), by and between ContraFect Corporation, a Delaware corporation (the “Corporation”), and                      (the “Optionee”), with an address at                     .

WHEREAS, the Optionee is a valued [employee][director] of the Corporation;

WHEREAS, the Corporation considers it desirable and in its best interests that Optionee be given an opportunity to acquire a proprietary option to purchase shares of Common Stock of the Corporation, par value $0.0001 per share (the “Shares”) pursuant to the terms and conditions of the Corporation’s Amended and Restated 2008 Equity Incentive Plan.

NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, and the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of Option. The Corporation hereby grants to the Optionee the right and option (hereinafter the “Option”) to purchase up to an aggregate of              (            ) Shares (subject to adjustment as provided in Paragraph 6 hereof), on the terms and conditions set forth herein. The Optionee acknowledges that the Option will not be an “incentive option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2. Exercise of Options. The Option granted hereby shall become exercisable by the Optionee at a price per share of $         (subject to adjustment as provided for herein), as follows:

Number of Options	Purchase Price per Share	Date First Exercisable

$
$
$

3. Term of the Option. The Option shall be exercisable as provided in Paragraph 2 hereof and shall expire on the ten (10) year anniversary of the Grant Date, or upon its earlier termination as provided in this Agreement.

4. Method of Exercising Option. The Optionee may exercise the Option in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Corporation in the form annexed hereto as Exhibit A, together with the tender of the full purchase price of the Shares covered by the Option. The purchase price may consist of (i) cash, (ii) certified or bank check payable to the order of the Corporation in the amount of the purchase price, (iii) a cashless exercise procedure, consisting of authorization from the Optionee to the Corporation to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of the exercise equal to purchase price for the total number of Shares as to which the Option is exercised, (iv) other property or consideration if the Board determines beneficial to the Corporation or (v) any combination of the methods described in (i) through (iv) above.

As soon as practicable after receipt by the Corporation of such notice and of payment in full of the purchase price of all the Shares with respect to which the Option has been exercised, a certificate or certificates representing such Shares shall be issued in the name of the Optionee and shall be delivered to the Optionee. All Shares shall be issued only upon receipt by the Corporation of the Optionee’s representation that the Shares are purchased for investment and not with a view toward distribution thereof.

5. Availability of Shares. The Corporation, during the term of this Option, shall keep available at all times the number of Shares required to satisfy the Option. The Corporation shall utilize its best efforts to comply with the requirements of each regulatory commission or agency having jurisdiction in order to issue and sell the Shares to satisfy the Option.

6. Adjustments. If prior to the exercise of any portion of the Option granted hereunder the Corporation shall have effected one or more stock splits, stock dividends, or other increases or reductions of the number of its Shares outstanding without receiving compensation therefor in money, services or property, the number of Shares subject to the Option hereby granted shall (a) if a net increase shall have been effected in the number of outstanding shares of the Corporation’s Common Stock, be proportionately increased and the purchase price of the Shares issuable upon exercise of the Option shall be proportionately reduced; and (b) if a net reduction shall have been effected in the number of outstanding shares of the Corporation’s Common Stock, be proportionately reduced and the purchase price of the Shares issuable upon exercise of the Option shall be proportionately increased. In the event that the Corporation shall make any distribution of its assets upon or with respect to the Shares, as a liquidating dividend, the Optionee shall be entitled to receive an amount equal to the value thereof at the time of such distribution, less the aggregate purchase price for the Option.

7. Restrictions. The holder of this Option, by acceptance hereof, represents and warrants as follows:

(a) This Option and the right to purchase Shares hereunder is personal to the holder and shall not be transferred to any other person, other than (i) by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or by the rules thereunder. This Option shall not be collaterally assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such right, shall be null and void.

(b) The holder hereof has been advised and understands that the Option has been issued in reliance upon exemptions from registration under the Securities Act and applicable state statutes; the Shares have not been registered under the Securities Act or applicable state statutes and must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available, except as set forth herein; the Corporation is under no obligation to register the Option or the Shares under the Securities Act or the applicable state statutes; in the absence of such registration, the sale of the Shares may be practicably impossible; the Shares will bear on its face a legend in substantially the following form restricting the sale of the Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN A STOCK OPTION AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE RECORDS OF THE CORPORATION.

(c) Regardless of whether the offering and sale of Shares have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Corporation at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Corporation, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

8. Shareholder’s Rights. This Option is non-transferable by the Optionee, except in the event of the Optionee’s death as provided in Paragraph 7 hereof and during the Optionee’s lifetime is exercisable only by the Optionee except as provided in Paragraph 7 hereof. The Optionee shall have no rights as a shareholder with respect to any Shares until payment of the purchase price and delivery to the Optionee of the Shares as provided herein.

9. Termination of the Option. Upon an Optionee’s termination of Service, any portion of the Option that has not become vested as of the date of such termination of Service shall immediately be forfeited. Upon an Optionee’s termination of Service for Cause, the entire Option, whether or not vested, shall immediately be forfeited. Upon an Optionee’s termination of Service for any reason other than Cause, the Optionee shall have two years following such termination of Service to exercise any portion of the Option that has become vested as of the date of such termination of Service; provided, however, that if the Grant Date of the Option and such termination of Service occurs subsequent to the effective date of the registration statement of the Company’s public offering, the Optionee shall have ninety (90) days to exercise any portion of any such Option that has become vested as of the date of termination of Service. Notwithstanding the foregoing, each Option to the extent not heretofore exercised shall terminate on the tenth anniversary of the Grant Date.

10. Right of Repurchase. Following an Optionee’s termination of Service for any reason, the Corporation shall have 60 days from the date of termination (or, if later, 60 days from the date of exercise of the Option) to exercise an option to purchase all of the Shares that the Optionee has acquired or will acquire under this Option. If the Corporation exercises its right to purchase the Shares, the Corporation will notify the Optionee of its intention to purchase such Shares, and will consummate the purchase within 60 days of the notice (or such lesser time to the extent required by applicable law). The purchase price shall be the Fair Market Value of the shares on the date of the Optionee’s termination of Service. The Corporation’s rights of repurchase shall terminate in the event that the Shares are listed on an established national or regional stock exchange or are publicly traded in an established securities market.

11. Lock-Up Agreements. Each Optionee agrees as a condition to receipt of an Option that the Optionee will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Corporation or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Corporation held by the Optionee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Corporation not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Corporation filed under the Securities Act (or such other period as may be requested by the Corporation or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

The Optionee further agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Corporation or the representative of the underwriters of Common Stock (or other securities) of the Corporation, the Optionee will provide, within ten (10) days of such request, such information as may be required by the Corporation or such representative in connection with the completion of any public offering of the Corporation’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 11 will not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Corporation may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. The Optionee agrees that any transferee of an Option will be bound by this Section 11.

12. Control by Plan; Validity and Construction. It is understood and agreed that, notwithstanding anything to the contrary contained herein, in the event of a conflict between the terms of the Plan and this Agreement, the Plan shall control. Capitalized terms used, but not defined herein, shall have the meaning given such terms in the Plan. The validity and construction of this Option shall be governed by the laws of the State of Delaware. Such construction is vested in the Board and its construction shall be final and conclusive.

13. No Guaranty. It is understood and agreed that nothing contained in this Agreement, nor any action taken by the Board, shall confer upon you any right with respect to the continuation of your services to the Corporation or any subsidiary, nor interfere in any way with the right of the Corporation or a subsidiary to terminate your services at any time.

14. Headings. The headings in this Option are for the purpose of reference only and shall not limit or otherwise affect the meaning of any provision of this Option.

15. Counterparts. This Option may be executed in any number of counterparts, and each such counterpart shall, for all purposes, be deemed to be an original and all of which together shall constitute one agreement. Facsimile signatures and those transmitted by e-mail or other electronic means shall have the same effect as originals.

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IN WITNESS WHEREOF, the parties have executed this Option as of the date first above written.

CONTRAFECT CORPORATION

By:

Name:

Title:

OPTIONEE

By:

Name:

Title:

EXHIBIT A

Exercise Form

To: ContraFect Corporation	Dated:

The undersigned, pursuant to the provisions set forth in the Stock Option Agreement, dated as of                     , a copy of which is attached hereto, hereby irrevocably elects to purchase              shares of Common Stock covered by the Option. The undersigned herewith makes payment of $         representing the full purchase price for such shares at the price per share provided for in such Stock Option Agreement. Such payment takes the form of $         in lawful money of the United States or delivery of shares of the Corporation’s Common Stock in accordance with the terms of the attached Stock Option Agreement.

Signature

Print Name

Address

A-1